UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  September 18, 2002


                              DCH TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

                                    000-26957
                                    ---------
                            (Commission File Number)

            Delaware                                   84-1349374
            --------                                   ----------
  (State or other jurisdiction              (I.R.S. Employer Identification No.)
of incorporation or organization)

                  24832 Avenue Rockefeller, Valencia, CA 91355
                  --------------------------------------------
           (Address of Principal Executive Offices Including Zip Code)

       Registrant's telephone number, including area code: (661) 775-8120
                                                           --------------

ITEMS 1, 3 THROUGH 6, 8 AND 9 ARE NOT APPLICABLE.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     On September 18, 2002, substantially all of the assets of DCH Sensors, Inc., a California corporation ("Sensors") and the wholly-owned subsidiary of DCH Technology, Inc., a Delaware corporation ("DCH"), were sold through an assignment for the benefit of creditors to H2SCAN, LLC, a Washington limited liability corporation ("H2SCAN"). The purchase price for the assets, which consisted primarily of fixed assets, inventory and accounts receivable in connection with Sensors' hydrogen sensor business, equaled approximately $245,000 and was paid in cash. The amount of the purchase price was determined by and negotiations between DCH, the assignee for benefit of creditors, Sensors and H2SCAN, based on a bid submitted by H2SCAN in connection with a bid solicitation process. The principals of H2SCAN, which will be engaged in the business of licensing, developing and commercializing hydrogen-specific gas sensors, are Steven Huenemeier and Dennis Reid, former executive officers of DCH and Sensors.

     In connection with the sale of Sensors' assets, DCH transferred certain intellectual property to H2SCAN for aggregate consideration of $100,000. The intellectual property consisted of DCH's rights under a license from Sandia Corporation, certain trademarks, and all other intellectual property owned by DCH and used in the business of licensing, developing and commercializing hydrogen-specific gas sensors.

     The proceeds from the assignment for benefit of creditors will be used to pay transaction costs and outstanding obligations of Sensors.


     Safe Harbor: This Current Report on Form 8-K includes statements that are considered "forward-looking" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect DCH's current views about future events and performance. Investors should not rely on these statements because they are subject to a variety of risks, uncertainties and other factors that could cause actual results to differ materially from expectations. These factors include, but are not limited to, increases or decreases in the transaction costs from the assignment for benefit of creditors and the outstanding obligations of Sensors, and other factors detailed in DCH's filings with the Securities and Exchange Commission.

ITEM  7.     FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL
             INFORMATION  AND  EXHIBITS

     (a)  Financial Statements of Businesses Acquired. N/A
     (b)  Pro Forma Financial Information.

                                     ORIGINALLY REPORTED    ADJUSTMENTS FOR         PROFORMA
                                       DCH YEAR ENDED         SENSOR SALE        DCH YEAR ENDED
                                      DECEMBER 31, 2001                        DECEMBER 31, 2001
                                    ---------------------  -----------------  -------------------
Sales                               $          1,143,014   $        694,331   $          448,683
Cost of goods sold                             1,043,611            417,604              626,007
Gross profit                                      99,403            276,727             (177,324)

Selling, general & administrative              7,241,849            896,335            6,345,514
Depreciation & amortization                      285,360             60,664              224,696
Research & development                         2,482,506            233,168            2,249,338

Total operating expense                       10,009,715          1,190,167            8,819,548

Loss from operations                          (9,910,312)          (913,440)          (8,996,872)

Other income (expense)                           (31,280)                 -              (31,280)

Net loss before minority interest             (9,941,592)          (913,440)          (9,028,152)

Minority interest                                 11,493                  -               11,493

Net loss                                      (9,930,099)          (913,440)          (9,016,659)

Other comprehensive loss                          (5,020)                 -               (5,020)

Comprehensive loss                  $         (9,935,119)  $       (913,440)  $       (9,021,679)


Net loss per share                  $              (0.31)                     $            (0.28)

                                     ORIGINALLY REPORTED    ADJUSTMENTS FOR     PROFORMA DCH
                                     DCH SIX MONTHS ENDED     SENSOR SALE     SIX MONTHS ENDED
                                        JUNE 30, 2002                          JUNE 30, 2002
                                    ---------------------  -----------------  ---------------
Sales                               $            404,451   $        244,790   $      159,661
Cost of goods sold                               629,945            413,669          216,276
Gross profit                                    (225,494)          (168,879)         (56,615)

Selling, general & administrative              2,126,451            524,917        1,601,534
Depreciation & amortization                      377,093            114,657          262,436
Research & development                           693,642             13,776          679,866

Total operating expense                        3,197,186            653,350        2,543,836

Loss from operations                          (3,422,680)          (822,229)      (2,600,451)

Other income (expense)                            (3,057)           (10,611)           7,554

Net loss before minority interest             (3,425,737)          (832,840)      (2,592,897)

Net loss                                      (3,425,737)          (832,840)      (2,592,897)

Other Comprehensive Loss                          (3,133)                 -           (3,133)

Comprehensive Loss                  $         (3,428,870)  $       (832,840)  $   (2,596,030)


Net Loss per share                  $              (0.10)                     $        (0.07)

                                                          ORIGINALLY REPORTED   ADJUSTMENTS FOR    PROFORMA DCH
                                                                DCH AT           SENSOR SALE           AT
                                                              DECEMBER 31,                         DECEMBER 31,
                                                                  2001                                2001
                                                          --------------------  ---------------  ---------------
ASSETS

CURRENT ASSETS
     Cash and Cash Equivalents                                        356,281            23,950         332,331
     Accounts receivable, net of allowances                           230,192            46,776         183,416
     Inventory, net of reserves                                       528,442           399,647         128,795
     Prepaid expenses                                                 444,643                 -         444,643
     Other receivables                                                  6,392             2,662           3,730

          TOTAL CURRENT ASSETS                                      1,565,950           473,036       1,092,914

PROPERTY AND EQUIPMENT, NET                                           633,040           172,698         460,342

OTHER ASSETS
     Intangible assets, net of accumulated amortization               135,608            22,500         113,108
     Investments with no readily determinable fair value               15,000                 -          15,000
     Investment in joint venture                                       32,696                 -          32,696
     Other                                                            119,156               264         118,892

TOTAL OTHER  ASSETS                                                   302,460            22,764         279,696

TOTAL ASSETS                                                        2,501,450           668,498       1,832,952

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Accounts payable                                                 469,292            20,235         449,057
     Accrued liabilities                                              167,116             8,303         158,813
     Accrued compensation                                             212,919            43,653         169,266
     Current portion of capital lease obligations                      13,462                 -          13,462
     Unearned revenue                                                  75,000                 -          75,000

TOTAL CURRENT LIABILITIES                                             937,789            72,191         865,598

LONG-TERM LIABILITIES                                                       -                                 -

TOTAL LIABILITIES                                                     937,789            72,191         865,598

MINORITY INTEREST IN LLC                                                3,544                 -           3,544

STOCKHOLDERS' EQUITY
     Preferred stock, $0.10 par value
        5,000,000 shares authorized
        no shares issued and outstanding

     Common stock, $0.01 par value,
        50,000,000 shares authorized
        36,154,206 and 25,560,616 shares
        issued and outstanding                                        321,487                 -         321,487

     Additional paid-in-capital                                    27,514,120                 -      27,514,120
     Investment in limited liability companies                        (64,554)                -         (64,554)
     Other comprehensive loss                                          (8,340)                -          (8,340)
     Accumulated deficit                                          (26,202,596)          596,307     (26,798,903)

TOTAL STOCKHOLDERS' EQUITY                                          1,560,117           596,307         963,810

LIABILITIES PLUS STOCKHOLDERS' EQUITY                               2,501,450           668,498       1,832,952

                                                          ORIGINALLY REPORTED   ADJUSTMENTS FOR     PROFORMA DCH
                                                                DCH AT            SENSOR SALE           AT
                                                                JUNE 30,                             JUNE 30,
                                                                  2002                                 2002
                                                          --------------------  ----------------  ----------------
ASSETS

CURRENT ASSETS
     Cash and cash equivalents                                         21,237             9,024            12,213
     Accounts receivable, net of allowances                            86,351            77,160             9,191
     Inventory                                                        566,407           429,683           136,724
     Reserve for inventory write-down                                (250,000)         (250,000)                -
     Prepaid expenses                                                  95,307            38,400            56,907
     Other receivables                                                 17,312            17,312                 -

          TOTAL CURRENT ASSETS                                        536,614           321,578           215,036

PROPERTY AND EQUIPMENT, NET                                           303,935            57,225           246,710

OTHER ASSETS
     Intangible assets, net of accumulated amortization               143,304            18,000           125,304
     Investment in joint venture                                       17,914                 -            17,914
     Other                                                             48,901               362            48,539

TOTAL OTHER  ASSETS                                                   210,119            18,362           191,757

TOTAL ASSETS                                                        1,050,668           397,165           653,503

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Accounts payable                                                 570,736            77,484           493,252
     Accrued liabilities                                              132,568            20,872           111,696
     Accrued compensation                                             320,193            82,304           237,889
     Current portion of capital lease obligations                       4,774                 -             4,774
     Unearned revenue                                                  75,000                 -            75,000

TOTAL CURRENT LIABILITIES                                           1,103,271           180,660           922,611

LONG-TERM LIABILITIES

TOTAL LIABILITIES                                                   1,103,271           180,660           922,611

STOCKHOLDERS' EQUITY
     Preferred stock, $0.10 par value
        5,000,000 shares authorized
        no shares issued and outstanding

     Common stock, $0.01 par value,
        50,000,000 shares authorized
        36,154,206 and 25,560,616 shares
        issued and outstanding                                        361,542                 -           361,542

     Additional paid-in-capital                                    29,295,441                 -        29,295,441
     Investment in limited liability companies                        (64,554)                -           (64,554)
     Other comprehensive loss                                          (5,207)                -            (5,207)
     Accumulated deficit                                          (29,639,825)          216,505       (29,856,330)

                                                                                                                -
                                                                            -                                   -
                                                                            -                                   -

TOTAL STOCKHOLDERS' EQUITY                                            (52,603)          216,505          (269,108)

LIABILITIES PLUS STOCKHOLDERS' EQUITY                               1,050,668           397,165           653,503

     (c)  Exhibits:

          Exhibit  No.   Exhibit  Name
          ------------   -------------

              2.1 Asset Sale Agreement, dated as of September 18, 2002, by and between The C.F. Boham Company, Inc., dba The Hamer Group, as Assignee for the Benefit of Creditors of DCH Sensors, Inc. and H2SCAN, LLC.

              2.2 General Assignment, dated as of September 18, 2002, by and between DCH Sensors, Inc. and The C.F. Boham Company, Inc., dba The Hamer Group, as Assignee for the Benefit of Creditors of DCH Sensors, Inc.

             10.1 Technology Transfer Agreement, dated as of September 18, 2002, by and between DCH Technology, Inc. and H2SCAN, LLC.



                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           DCH  TECHNOLOGY,  INC.

Date:  October 3, 2002                     By:  /s/  John  Donohue
                                                ------------------
                                                John  Donohue,
                                                President and CEO